UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2017

Lockbox Link, Inc.

(Exact name of registrant as specified in charter)

Nevada	333-198677	46-5441197
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 W. Nye Lane, Suite 129, Carson City, Nevada	89706
Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code: (858) 353-9199

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “the Company,” “Lockbox,” “we,” “us” and “our” refer to Lockbox Link, Inc.

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

Termination of Scrudato & Co., P.A.

(i)

Effective April 5, 2017, we terminated Scrudato & Co., P.A. (“SCO”), as the Company’s independent registered public accounting firm.  The decision to terminate Scrudato & Co., P.A. was unanimously approved by the board of directors of Lockbox (the “Board”) on April 5, 2017.

(ii)

For the year ended December 31, 2015 and for the interim period through the time of their termination, SCO’s report did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

(iii)

During the period from August 12, 2015 (the date SCO was engaged by the Company) and through the date of this report (a) there have been no disagreements with SCO, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (b) no such disagreement was discussed with the Board or any committee of the Board; and (c) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iv)

We have authorized Scrudato & Co., P.A. to respond fully to any inquiries of Soles, Heyn & Company, LLP.

(v)

Lockbox provided SCO with a copy of this report and requested SCO to furnish us with a letter addressed to the Securities and Exchange Commission stating whether SCO agrees with the statements made by the Company in this Report and, if not, stating the respects in which it does not agree. The letter from SCO is filed as Exhibit 16.1 to this report.

(b)

Engagement of Soles, Heyn & Company LLP.

(i)

Effective April 6, 2017, Lockbox engaged Soles, Heyn & Company LLP (“SHC”) as our independent public registered accounting firm. The engagement of SHC was approved by the Company’s board of directors on April 5, 2017.

(ii)

In connection with the Company’s engagement of SHC as our independent registered public accounting firm, we have not consulted SHC on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or to the type of audit opinion which might be rendered on the Company’s financial statements. Moreover, during the years ended December 31, 2015 and 2016 and the subsequent period through the date of engagement, we did not consult SHC regarding any of the matters outlined in Item 304(a)(2) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No	Description
16.1	Letter from Scrudato & Co., P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2017

Lockbox Link, Inc.

By:  /s/ Iryna Clark

Iryna Clark, Chief Executive Officer